                                  SCHEDULE 14A

                    Information Required in Proxy Statement
                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                     [_]Confidential, for Use of the
[_]Preliminary Proxy Statement          Commission Only (as Permitted by Rule
                                        14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Under Rule 14a-12


                              The China Fund, Inc.
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                             THE CHINA FUND, INC.

                    c/o State Street Bank and Trust Company
                              Fund Administration
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                                                   May 24, 2001

Dear Stockholders:

  The Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at 10:00 A.M. on Friday, June 15, 2001, at the offices of Clifford Chance Rogers & Wells LLP, Conference Room L, 53rd Floor, 200 Park Avenue, New York, New York, 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

  At the Annual Meeting, the stockholders will (i) elect directors of the Fund; (ii) consider the approval of a new Investment Advisory and Management Agreement between the Fund and Martin Currie Global Investors Ltd.; (iii) consider the approval of a new Direct Investment Management Agreement between the Fund and Asian Direct Capital Management; and (iv) consider recommending to the Board of Directors that the Board open-end the Fund. In addition, the stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them.

  The Board of Directors recommends that you re-elect to the Board the three current Directors who are standing for re-election (Proposal 1), approve the new Investment Advisory and Management Agreement between the Fund and Martin Currie Global Investors Ltd. (Proposal 2), approve the new Direct Investment Management Agreement between the Fund and Asian Direct Capital Management (Proposal 3) and vote against recommending to the Board of Directors that the Board consider open-ending the Fund (Proposal 4).

                                          Respectfully,


                                          /s/ Thomas R. Callahan

                                          Thomas R. Callahan
                                          Secretary

 STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                             THE CHINA FUND, INC.

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                 June 15, 2001

To the Stockholders of
The China Fund, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, Conference Room L, 53rd Floor, 200 Park Avenue, New York, New York, 10166, on Friday, June 15, 2001, at 10:00 A.M., local time, for the following purposes:

  1. To elect one Class I director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2003 and to elect two Class II directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2004.

  2. To approve or reject a new Investment Advisory and Management Agreement between the Fund and Martin Currie Global Investors Ltd.

  3. To approve or reject a new Direct Investment Management Agreement between the Fund and Asian Direct Capital Management.

  4. To approve or reject a proposal that the stockholders recommend to the Board of Directors that the Board consider open-ending the Fund.

  5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on May 4, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

  You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,


                                          /s/ Thomas R. Callahan

                                          Thomas R. Callahan
                                          Secretary

May 24, 2001

                             THE CHINA FUND, INC.
                    c/o State Street Bank and Trust Company
                              Fund Administration
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 ------------

                                PROXY STATEMENT

                                 ------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE CHINA FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance Rogers & Wells LLP, Conference Room L, 53rd Floor, 200 Park Avenue, New York, New York 10166, on Friday, June 15, 2001, at 10:00 A.M., local time, and at any adjournments thereof.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about May 24, 2001. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o State Street Bank and Trust Company, Fund Administration, 225 Franklin Street, Boston, Massachusetts 02110, attention: Ann Casey), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for Proposals 1, 2, and 3, and against Proposal 4, referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

  The Board of Directors has fixed the close of business on May 4, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,073,173.459 shares of common stock.

  Management of the Fund knows of no business other than that mentioned in Items 1, 2, 3, 4 and 5 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2000 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o Georgeson Shareholder, 111 Commerce Road, Carlstadt, New Jersey 07072, attention: Michael Starz, or by calling (888) CHN-CALL.

  The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1, 2, and 3, and against Item 4, of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

  Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of James J. Lightburn as a Class I director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2003, and for the election of Michael F. Holland and Burton Levin as Class II directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2004, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

Information Concerning Class I and Class II Nominees and Members of the Board of Directors

  The following table sets forth information concerning each of the nominees as a director of the Fund. All of the nominees are currently directors of the Fund.

Nominees

                            Principal Occupation or               Shares
                            Employment During Past             Beneficially
                                Five Years and                    Owned
      Name (Age) and           Directorships in       Director  April 23,   Percent of
    Address of Director     Publicly Held Companies    Since      2001(1)     Class
 ------------------------- ------------------------   -------- ------------ ----------
 Class I Director

 James J. Lightburn (57)   Attorney, member of          1992      1,000     less than
 47, Avenue Georges Mandel  Hughes Hubbard & Reed                               1%
 Paris, France 75116        (1993-present); member
                            of Jones, Day, Reavis &
                            Pogue (1986-1993)

 Class II Directors

 Michael F. Holland (56)   Chairman, Holland &          1992      2,057     less than
 375 Park Avenue            Company L.L.C. (1995-                               1%
 New York, New York 10152   present); General
                            Partner, The Blackstone
                            Group (1994-1995); Vice
                            Chairman, Oppenheimer &
                            Co. Inc. (1992-1994);
                            Chairman and Chief
                            Executive Officer,
                            Salomon Brothers Asset
                            Management, Inc. (1989-
                            1992); Managing
                            Director, Salomon
                            Brothers Inc. (1989-
                            1992); Director, The
                            Holland Balanced Fund,
                            Inc.

 Burton Levin (70)         Visiting Professor           1992        498     less than
 18 Page Farm Road          Carleton College (1995-                             1%
 Sherborn, MA 01770         present); Co-Chairman,
                            Hopkins-Nanjing Center
                            (1999-present);
                            Director, Noble Ltd.
                            (1997- present); U.S.
                            Ambassador to Burma
                            (1987-1990)

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors.

Other Current Directors

                            Principal Occupation or               Shares
                            Employment During Past             Beneficially
                                Five Years and                    Owned
      Name (Age) and           Directorships in       Director  April 23,   Percent of
    Address of Director     Publicly Held Companies    Since     2001(1)      Class
 ------------------------- ------------------------   -------- ------------ ----------
 Class I Director

 Sir Alan Donald (69)      British Ambassador to        1992        250     less than
 Applebys                   the People's Republic                               1%
 Chiddingstone Causeway     of China (1988-1991);
 Kent, TN11 8JH             Director, HSBC China
 United Kingdom             Fund Limited; Director,
                            Fleming Asian
                            Investment Trust;
                            Director, Fleming Far
                            Eastern Investment
                            Trust (1991-1997)
                            Adviser, Rolls Royce
                            plc. (1991-2000);

 Class III Directors

 Joe O. Rogers (52)        Vice President of            1992      2,300     less than
 2247 Foxwood Drive         Business Development,                               1%
 Chapel Hill, NC 27514      PlanetPortal.com, Inc.
                            (Sept. 1999-present);
                            President, Rogers
                            International, Inc.
                            (1986-Aug. 1999); Vice
                            President of Business
                            Development, Thomson
                            Consulting (1998-May
                            1999); Partner, PHH
                            Fantus Consulting
                            (1993-1996); Director,
                            The Taiwan Fund, Inc.

 Alan Tremain (65)         Chairman of the Board of     1992      4,782     less than
 380 South Country Road     the Fund; Chairman,                                 1%
 Suite 200                  Hotels of Distinction
 Palm Beach, Florida 33480  Ventures, Inc. (1989-
                            present); Chairman,
                            Hotels of Distinction
                            (International), Inc.
                            (1974-present).

 Nigel S. Tulloch (54)     Chief Executive, HSBC        1992      2,000     less than
 7, Circe Circle,           Asset Management                                    1%
 Dalkeith                   Bahamas Limited (1986-
 WA6009,                    1992); Director, The
 Australia                  HSBC China Fund
                            Limited.

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. All of the current members of the Board of Directors are members of the Audit Committee. The Audit Committee met four times during the fiscal year ended October 31, 2000. The Audit Committee adopted a charter on December 9, 1999, which is attached as Appendix A hereto. The Fund's Board has a Nominating Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee did not meet during the fiscal year ended October 31, 2000. The Fund's Board of Directors held four regular meetings and two special meetings during the fiscal year ended October 31, 2000. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2000. Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act") extends the reporting requirements under
Section 16(a) of the Securities Exchange Act of 1934 to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 2000.

Officers of the Fund

  Mr. Thomas R. Callahan (age 54) has been Secretary and Treasurer of the Fund since July 1992 and Vice President of the Fund since June 1993. Since April 1991, he has been a Managing Director of HSBC Securities, Inc. and previously was a Managing Director of Wardley Incorporated.

Fund Management and Administration

  HSBC Asset Management (Hong Kong) Limited ("HSBC Management") has served as investment manager for the portion of the Fund's assets allocated for investment in listed securities pursuant to an investment advisory and management agreement between HSBC Management and the Fund (the "Existing Investment Advisory and Management Agreement"). The principal business address of HSBC Management is 12F, Tower 1, HSBC Centre, 1 Sham Mong Road, Kowloon, Hong Kong. The Fund gave a notice of termination to HSBC Management under the Existing Investment Advisory and Management Agreement on March 23, 2001. (See "Termination of Existing Advisory and Investment Management Agreement; Approval of New Advisory and Investment Management Agreement" under Proposal 2 below.)

  HSBC Private Equity Management (Hong Kong) Limited ("HSBC Private Equity") served as direct investment manager for the portion of the Fund's assets allocated for investment in direct investments pursuant to a direct investment management agreement among HSBC Private Equity, HSBC Management and the Fund (the "Former Direct Investment Management Agreement"). The principal business address of HSBC Private Equity is Level 17, 1 Queen's Road Central, Hong Kong. The Fund gave notice of termination to HSBC Private Equity, effective April 7, 2001, under the Former Direct Investment Management Agreement. (See "Termination of Former Direct Investment Management Agreement; Approval of New Direct Investment Management Agreement" under Proposal 3 below.)

  State Street Bank and Trust Company ("SSBT") acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is P.O. Box 1713, Boston, Massachusetts 02105.

Independent Auditors of the Fund

  The Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), selected KPMG LLP ("KPMG") to act as independent auditors for the Fund for the fiscal year ending October 31, 2001. KPMG acted as the independent auditors for the fiscal year ending October 31, 2000. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund.

  Audit Fees. For the fiscal year ended October 31, 2000, the Fund paid to KPMG US$49,000 for aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements.

  All Other Fees. Other than the fees discussed under "Audit Fees" above, the Fund also paid to KPMG US$20,000 for services rendered for the fiscal year ended October 31, 2000 in connection with the preparation of the Fund's tax returns and reports for complying with Section 17(f) of the 1940 Act.

Transactions with and Remuneration of Officers and Directors

  The aggregate remuneration for directors not affiliated with HSBC Management or HSBC Private Equity was US$240,500 during the year ended October 31, 2000 and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings, including affiliated directors, was US$78,110. Each non-affiliated director currently receives fees, paid by the Fund, of US$2,000 for each directors' meeting and committee meeting attended and an annual fee of US$10,000. The Chairman of the Fund receives an annual fee of US$12,500.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended October 31, 2000. HSBC Management and its affiliates do not advise any other U.S. registered investment companies of which any of the directors of the Fund are directors or trustees.

                                                                     Aggregate
                                                                    Compensation
       Name of Director                                             From Fund(1)
       ----------------                                             ------------
       Sir Alan Donald.............................................   $30,625
       John W. English*............................................   $30,000
       Paul C. Guidone**...........................................       --
       Michael F. Holland..........................................   $30,000
       Burton Levin................................................   $28,000
       James J. Lightburn..........................................   $30,000
       Joe O. Rogers...............................................   $30,000
       Alan Tremain................................................   $31,875
       Nigel S. Tulloch............................................   $30,000

--------
(1) Includes compensation paid to directors by the Fund. The Fund's directors did not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
*    Mr. English died on March 27, 2001.
** Mr. Guidone, who was an "interested person" of the Fund because of his affiliation with HSBC Management, did not receive any compensation from the Fund for his services as director during the fiscal year ended October 31, 2000. Mr. Guidone resigned from the Fund, effective January 31, 2001.

  The Board of Directors of the Fund recommends that the stockholders vote "FOR" each of the nominees for Director.

                 (2) APPROVAL OR REJECTION OF A NEW INVESTMENT
                       ADVISORY AND MANAGEMENT AGREEMENT

Termination of Existing Investment Advisory and Management Agreement; Approval of New Advisory and Investment Management Agreement

  HSBC Management has served as manager of the Fund's assets allocated to listed investments pursuant to the Existing Investment Advisory and Management Agreement since 1992. In January, 2001, the Board of Directors of the Fund determined to consider retaining a new manager for the Fund's listed investments. Potential managers of the Fund's listed investments, including HSBC Management, were then requested to submit proposals, and, with the assistance of a consulting firm, the Board requested a number of those submitting proposals to make presentations to the Board of Directors. The information about potential investment managers reviewed by the Board included information regarding the investment managers' presence and experience in China; the number and types of clients including other investment funds; the amount of assets under management; the number of persons employed and information regarding the education and employment experience of their principal investment officers; their compliance systems and personnel; their affiliations; their performance in investing in the China markets; and the proposed fees. Based on its review of this information and the presentations made to the Board of Directors, the Fund's Board of Directors, including a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act), approved entering into a new investment advisory and management agreement (the "New Investment Advisory and Management Agreement") with Martin Currie Global Investors Ltd. ("Martin Currie"). The Board anticipates that the New Investment Advisory and Management Agreement will become effective at such time as the stockholders approve the New Investment Advisory and Management Agreement.

  The Board of Directors of the Fund recommends that the Fund's stockholders approve the New Investment Advisory and Management Agreement with Martin Currie. This recommendation is based on the determination by the Board of Directors that, on balance, Martin Currie presented a more favorable case with respect to each of the factors set forth in the preceding paragraph than any of the other potential investment managers considered by the Board of Directors. No one factor or group of factors was determinative in reaching this conclusion.

  Following the selection of Martin Currie as the Fund's new investment manager for the portion of the Fund's assets allocated to listed investments, the Fund provided HSBC Management with written notice of termination as investment manager of the Fund under the Existing Investment Advisory and Management Agreement. The effective date of the termination will be such date between June 15 and June 30, 2001 as is mutually acceptable to HSBC Management and to Martin Currie provided that the stockholders approve Martin Currie at the Annual Meeting, or, if the stockholders do not approve Martin Currie as the new investment manager at the Annual Meeting, then on such other date as the stockholders approve a new investment manager. In the event that Martin Currie is approved by the stockholders prior to June 30, 2001, but HSBC Management and Martin Currie cannot agree on a mutually acceptable date of termination, then the Existing Investment Advisory and Management Agreement will terminate on June 30, 2001.

  If so approved, the New Investment Advisory and Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  A description of the New Investment Advisory and Management Agreement, including the services to be provided by Martin Currie, thereunder, is set forth below. The description is qualified in its entirety by reference to the form of the New Investment Advisory and Management Agreement attached to this Proxy Statement as Appendix B.

The New Investment Manager

  Martin Currie is a company incorporated in Scotland on January 21, 2000 under the 1985 Companies Act and is regulated in the conduct of its investment business by the Investment Management Regulatory Organization Limited ("IMRO"). Martin Currie is a wholly owned subsidiary of Martin Currie Ltd. ("MC Ltd."). The Martin Currie Group, as defined below, is a leading Scottish investment management company, privately owned, controlled and managed by its full time executives, founded in 1881. Martin Currie's and MC Ltd.'s principal address is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. Investment management activities are run from the Edinburgh headquarters. However, in the case of the Fund, Chris Ruffle, who will be the portfolio manager, is based in Taiwan and the China research team is based in Edinburgh and in Shanghai, China.

  Martin Currie is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and offers portfolio management services to taxable and nontaxable institutional investors investing in United States and international equity. Martin Currie is part of a group of companies owned by MC Ltd. which includes four other fully operating subsidiaries: Martin Currie Inc, Martin Currie Investment Management Ltd., ("MCIM"), Martin Currie Unit Trusts and Martin Currie Private Clients Ltd. (collectively, the "Martin Currie Group"). As of March 31, 2001, the Martin Currie Group had assets under management totaling approximately US$9.3 billion. Funds managed by the Martin Currie Group in the Asia Pacific region (excluding Japan) currently amount to approximately US$1.1 billion.

  The Martin Currie Group has been investing in emerging markets since the 1930s and has been managing open-ended specialist country funds since the early 1990s. Two of those funds, which are managed by MCIM, The China Heartland Fund and The Taiwan Opportunities Fund, both led by Chris Ruffle, have an AA rating from Standard and Poor's Fund Research. In addition, MCIM's four year old research joint venture with China Securities gives Martin Currie an insight into the Chinese market which Martin Currie believes results in beneficial investment decisions for clients. Martin Currie has managers and analysts based in Edinburgh, Shanghai and Taipei focusing upon China and Taiwan. Led by Chris Ruffle, who is based in Taipei, this team has a combined experience of approximately 40 years investing in the region and includes two former heads of research.

  The following table sets forth the name and principal occupation of the principal executive officers and of each director of the New Investment Manager. The business address of each person listed below (except for Steve Johnson) is: Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The business address of Steve Johnson is 53 Forest Avenue, Old Greenwich, Connecticut, 06870.

Name                                        Principal Occupation
----                         --------------------------------------------------
Tim Hall, Director.......... Director and Head of Client Services, MCIM
Steve Johnson, Director..... Head of Marketing, Martin Currie, Inc.
Jean de Bolle, Director..... Head of Emerging Markets team, Martin Currie, MCIM
Chris Ruffle, Director Asia  Head of Asia team, Martin Currie, MCIM team.......................

Biography of portfolio manager:

  Chris Ruffle

  Mr. Ruffle joined MCIM in 1994 and is currently a director. MCIM provides investment research and administration services to Martin Curie. Mr. Ruffle, who is a Chinese and Taiwanese equity specialist, has over 13 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan (1990-1993). Mr. Ruffle also manages The Taiwan Opportunities Fund and The China Heartland Fund.

  MCIM manages two funds with a similar investment objective as the Fund, The China Heartland Fund and The Taiwan Opportunities Fund. MCIM has never waived or reduced compensation for either fund and their details are as follows:

                                         Net Assets at
                                           March 31,
   Fund                                      2001         Annual Compensation
   ----                                  ------------- -------------------------
   China Heartland Fund................. US$38 million 1.5% of fund's net assets
   Taiwan Opportunities Fund............ US$70 million 1.5% of fund's net assets

The Existing Investment Advisory and Management Agreement

  The Existing Investment Advisory and Management Agreement was last approved by the stockholders of the Fund on March 13, 1998 and was last approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of any party thereto, at a meeting of the Board of Directors held on June 8, 2000.

  Under the terms of the Existing Investment Advisory and Management Agreement, HSBC Management manages the portion of the Fund's assets invested in listed investments (the "Listed Assets"), including furnishing advice and making recommendations regarding the purchase and sale of the Fund's Listed Assets. HSBC Management, with respect to the Fund's Listed Assets, places all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers it selects, and is authorized as agent of the Fund to give instructions to the custodians of the Fund's Listed Assets as to deliveries of securities and payments of cash for the account of the Fund. HSBC Management is responsible for the compensation and expenses of those of the Fund's Directors who are directors, officers and employees of HSBC Management, except that the Fund bears travel expenses or an appropriate fraction thereof of Directors and officers of the Fund to the extent such expenses relate to attendance at meetings of the Board of Directors or any committee thereof.

  Under the terms of the Existing Investment Advisory and Management Agreement, HSBC Management is permitted to provide investment advisory services to other clients, including clients who may invest in China companies so long as the investment management services to the Fund are not impaired thereby.

  The Existing Investment Advisory and Management Agreement provides that HSBC Management is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Existing Investment Advisory and Management Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of HSBC Management in the performance of its duties, or from reckless disregard by HSBC Management of its obligations and duties under the Existing Investment Advisory and Management Agreement.

  For its service under the Existing Investment Advisory and Management Agreement, HSBC Management receives a fee, computed weekly and payable monthly, at an annual rate of 1.10% of the Fund's average weekly net assets. For the fiscal year ended October 31, 2000, HSBC Management received a fee of US$1,658,470 from the Fund. Out of this fee, HSBC was responsible for paying fees to HSBC Private Equity for management of the Fund's direct investments. For the fiscal year ended October 31, 2000, the Fund incurred commissions on the purchase and sale of securities of US$799,249.

The New Investment Advisory and Management Agreement

  The terms of the New Advisory and Investment Management Agreement are substantially the same as the terms of the Existing Advisory and Investment Management Agreement. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Investment Advisory and Management Agreement.

  Under the terms of the New Investment Advisory and Management Agreement, Martin Currie will manage the Fund's Listed Assets. Martin Currie, with respect to the Fund's Listed Assets, will place all orders for the purchase or sale of portfolio securities for the Fund's Listed Assets with brokers or dealers it selects, and will be authorized as agent of the Fund to give instructions to the custodians of the Fund's Listed Assets as to deliveries of securities and payments of cash for the account of the Fund. Martin Currie will be responsible for the compensation and expenses of those of the Fund's Directors who are directors, officers and employees of Martin Currie, except that the Fund will bear travel expenses or an appropriate fraction thereof of Directors and officers of the Fund to the extent such expenses related to attendance at meetings of the Board of Directors or any committee thereof.

  Under the terms of the New Investment Advisory and Management Agreement, Martin Currie will be permitted to provide investment advisory services to other clients, including clients who may invest in direct investment in China companies so long as the direct investment management services to the Fund are not impaired thereby.

  The New Investment Advisory and Management Agreement provides that Martin Currie will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the New Investment Advisory and Management Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of Martin Currie in the performance of its duties, or from reckless disregard by Martin Currie of its obligations and duties under the New Investment Advisory and Management Agreement. Martin Currie will perform its obligations under the New Investment Advisory and Management Agreement in accordance with the laws of IMRO.

  For its services under the New Advisory and Investment Management Agreement, Martin Currie will receive a fee (the "New Investment Management Fee"), computed weekly and payable monthly, at the following annual rates: 1.00% of the first US$25,000,000 of the Fund's average weekly net assets consisting of Listed Assets; 0.90% of the next US$25,000,000 of the Fund's average weekly net assets consisting of Listed Assets; 0.70% of the next US$25,000,000 of the Fund's average weekly net assets consisting of Listed Assets; and 0.50% of the Fund's average weekly net assets for all Listed Assets in excess of US$75,000,000.

  The New Investment Advisory and Management Agreement may be terminated at any time, without payment of any penalty, by the Fund or by Martin Currie upon sixty days' written notice or by vote of the stockholders of the Fund. The New Investment Advisory and Management Agreement will automatically terminate (i) in the event of its assignment, as defined in the 1940 Act; (ii) if Martin Currie ceases to be a member of IMRO; or (iii) on IMRO's instructions.

  Based on the portion of the Fund's net assets invested in Listed Assets, and the portion of the Fund's net assets invested in direct investments, as of April 20, 2001, the Fund would have paid aggregate management fees under the New Investment Advisory and Management Agreement and under the New Direct Investment Management Agreement discussed under Proposal 3 below at the annual rate of .87%, or US$1,268,764. This rate is lower than the rate at which the Fund paid HSBC Management under the Existing Investment Advisory and Management Agreement (from which HSBC Management paid HSBC Private Equity for management of the Fund's direct investments). Based on the portion of the Fund's net assets invested in Listed Assets, the New Investment Management Fee would be paid at the annual rate of 0.698%, or US$968,764. While the Fund has allocated 25% of its assets for direct investments, at April 20, substantially less than 25% of its assets were invested in direct investments. If the full amount allocated to direct investment in the future were to be invested in direct investments, it is likely that the aggregate management fees paid by the Fund under the New Investment Advisory and Management Agreement and under the New Direct Investment Management Agreement would be at an annual rate greater than .87%.

  In the event that stockholders of the Fund do not approve the New Investment Advisory and Management Agreement, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Advisory and Investment Management Agreement.

Stockholder Approval

  To become effective, the New Investment Advisory and Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

  The Board of Directors of the Fund recommends that you vote "FOR" approval of the New Investment Advisory and Management Agreement.

   (3) APPROVAL OR REJECTION OF A NEW DIRECT INVESTMENT MANAGEMENT AGREEMENT

Termination of Former Direct Investment Management Agreement; Approval of New Direct Investment Management Agreement

  HSBC Private Equity served as manager of the Fund's direct investments pursuant to the Former Direct Investment Management Agreement from 1992 until April 2001. In June 2000, HSBC Private Equity advised the Fund that it would not undertake any new direct investments on behalf of the Fund. The Board, believing that there are untapped opportunities for direct investments by the Fund, decided to pursue other options for management of the Fund's assets allocated to direct investments. With the assistance of a consulting firm, the Board gathered information about a number of direct investment managers, and, in December 2000, the Board reached the conclusion that Asian Direct Capital Management ("ADCM" or the "New Direct Investment Manager"), an affiliate of SSBT, the Fund's Administrator, was the most qualified candidate, and conducted an in-depth interview with ADCM. In considering potential direct investment managers the Board reviewed the direct investment managers' presence and experience in China; information regarding the number and types of clients advised by the direct investment managers, including other investment funds; the amount of assets under management; the number of persons employed and information regarding the education and employment experience of their principal investment officers; the compliance systems and personnel; their affiliations; their performance; and the proposed fees. Based on its review of this information, the Fund's Board of Directors, including a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act), approved the appointment of ADCM as the Fund's new direct investment manager to take effect at such time as ADCM registers under the Advisers Act, as amended, and that the Former Direct Investment Management Agreement be terminated.

  The Board of Directors of the Fund recommends that the Fund's stockholders approve the New Direct Investment Management Agreement, as defined below, with ADCM. This recommendation is based on the determination by the Board of Directors that, on balance, ADCM presented a more favorable case with respect to each of the factors set forth in the preceding paragraph than any of the other potential direct investment managers considered by the Board of Directors. No one factor or group of factors was determinative in reaching this conclusion.

  Following selection of ADCM as the Fund's new direct investment manager, the Fund provided HSBC Private Equity with written notice of termination as direct investment manager of the Fund under the Former Direct Investment Management Agreement. The Fund entered into the new direct investment management agreement with an affiliate of ADCM that became effective on April 3, 2001, with ADCM acting as a subadvisor to the affiliate, until ADCM obtained a Cayman Island companies management license. Upon receipt of this license, the new direct investment management agreement will be reformed with the Fund entering into an agreement with ADCM directly (the "New Direct Investment Management Agreement"). Continuance of the New Direct Investment Management Agreement for a period beyond 150 days from its effective date is subject to stockholder approval. If so approved, the New Direct Investment Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  A description of the New Direct Investment Management Agreement, including the services to be provided by ADCM, thereunder, is set forth below. The description is qualified in its entirety by reference to the form of the New Direct Investment Management Agreement attached to this Proxy Statement as Appendix C.

The New Direct Investment Manager

  The New Direct Investment Manager was established in 1997 as part of State Street Global Advisors ("SSgA"), the investment management division of State Street Corporation ("State Street"), to build and conduct private equity investment activities in Asia. In January 2001, the Direct Investment Manager was incorporated as a separate legal entity in the Cayman Islands as an exempted company. The New Direct Investment Manager is a majority-owned (70%) indirect subsidiary of State Street and the New Direct Investment Manager's principal executives own the remaining minority share (30%).

  State Street, one of the world's leading specialists in serving institutional investors, provides a full range of products and services for portfolios of investment assets. State Street conducts its business principally through its subsidiary, SSBT, and traces its beginnings to 1792. State Street is a market leader in providing investment advisory and management services. State Street has approximately US$5.8 trillion of assets under custody and over US$700 billion of assets under management as of March 31, 2001 (of which approximately US$28 million was under the management of the New Direct Investment Manager). Customers of State Street include mutual funds and other collective funds, corporate and public pension funds, corporations, unions and not for profit organizations globally. SSgA's principal address is Two International Place, Boston, Massachusetts 02110. The New Direct Investment Manager's principal address is Bank of China Tower, 48th Floor, 1 Garden Road, Hong Kong.

  The New Direct Investment Manager is a registered investment adviser under the Advisers Act and it provides investment advisory services to institutions seeking to invest in private equity in Asia. Specifically, the New Direct Investment Manager provides investment advisory services to the Korea Venture Fund, The Arirang Restructuring Fund and The Thai Recovery Fund. These advisory services include sourcing, managing, monitoring and executing private equity investments in Asia. The New Direct Investment Manager has not served as an investment adviser to any investment company registered under the 1940 Act, other than the Fund. The New Direct Investment Manager draws upon the capabilities of its asset management specialists located in its various offices throughout Asia. It also draws upon the research capabilities of its affiliates in the State Street group of companies.

  The following table sets forth the name and principal occupation of the principal executive officers and of each director of the New Direct Investment Manager. The business address of each person listed below (except for Mitchell Shames and John Snow) is: Bank of China Tower, 48th Floor, 1 Garden Road, Hong Kong. The business address for Mitchell Shames and John Snow is: Two International Place, 34th Floor, Boston, MA 02110.

 Name                                                           Principal Occupation
 ----                                                         ------------------------
 Koh Kuek Chiang, Director and Executive Director............ Executive Director, ADCM
 Raymond C. Hood, Director and Managing Director............. Managing Director, ADCM
 Mitchell H. Shames, Director................................ Chief Counsel, SSgA
 John R. Snow, Director and Chairman......................... Managing Director, SSgA
 Thomas HK Miu, Treasurer and Secretary...................... Business Manager, ADCM

Biography of portfolio manager:

  Koh Kuek Chiang

  Mr. Koh joined the New Direct Investment Manager in 1998. Mr. Koh has over 10 years of private equity investment experience in the US, Europe and Asia working for the Government of Singapore, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunication equipment, biotech, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

The Former Direct Investment Management Agreement

  HSBC Private Equity has managed the Fund's direct investments since 1992. Under the terms of the Former Direct Investment Management Agreement, HSBC Private Equity managed the portion of the Fund's assets invested in direct investments, including furnishing advice and making recommendations regarding the purchase and sale of the Fund's assets allocated to direct investments. Under the Former Direct Investment Management Agreement, the Fund allocated 25% of the net proceeds of the Offering as defined in the Fund's Prospectus, dated July 10, 1992, to direct investments. HSBC Private Equity also monitored the execution of transactions and settlement and clearance of the Fund's securities in transactions in direct investments, and was authorized as agent of the Fund to give instructions to the custodians of the Fund's direct investments. HSBC Private Equity was responsible for the compensation and expenses of those of the Fund's Directors who were directors, officers and employees of HSBC Private Equity, except that the Fund bore travel expenses or an appropriate fraction thereof of Directors and officers of the Fund to the extent such expenses related to attendance at meetings of the Board of Directors or any committee thereof.

  Under the terms of the Former Direct Investment Management Agreement, HSBC Private Equity was permitted to provide investment advisory services to other clients, including clients who may invest in direct investments in China companies so long as the direct investment management services to the Fund were not impaired thereby.

  The Former Direct Investment Management Agreement provided that HSBC Private Equity was not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Former Direct Investment Management Agreement related, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of HSBC Private Equity in the performance of its duties, or from reckless disregard by HSBC Private Equity of its obligations and duties under the Former Direct Investment Management.

  For its services under the Former Direct Investment Management Agreement, HSBC Private Equity received from HSBC Management a portion of the fee paid to HSBC Management. For the fiscal year ended October 31, 2000, HSBC Management received a fee of US$1,658,470 from the Fund. From this fee, HSBC Private Equity earned a fee of US$227,556, which was paid or payable by HSBC Management.

The New Direct Investment Management Agreement

  The terms of the New Direct Investment Management Agreement are substantially the same as the terms of the Former Direct Investment Management Agreement. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Direct Investment Management Agreement.

  Under the terms of the New Direct Investment Management Agreement, ADCM manages the portion of the Fund's assets invested in direct investments, including furnishing advice and making recommendations regarding the purchase and sale of the Fund's assets allocated to direct investments. For purposes of determining the portion of the Fund's assets invested in direct investments, such assets are valued at their cost (i.e., the amount expended by the Fund to acquire them) rather than their then current value or on such other basis as may be agreed by ADCM and the Fund. ADCM monitors the execution of transactions and settlement and clearance of the Fund's securities in transactions in direct investments, and is authorized as agent of the Fund to give instructions to the custodians of the Fund's direct investments. ADCM is responsible for the compensation and expenses of those of the Fund's Directors who are directors, officers and employees of ADCM, except that the Fund will bear travel expenses or an appropriate fraction thereof of Directors and officers of the Fund to the extent such expenses related to attendance at meetings of the Board of Directors or any committee thereof.

  Under the terms of the New Direct Investment Management Agreement, ADCM is permitted to provide investment advisory services to other clients, including clients who may invest in direct investment in China companies so long as the direct investment management services to the Fund are not impaired thereby.

  The New Direct Investment Management Agreement provides that ADCM is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the New Direct Investment Management Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of ADCM in the performance of its duties, or from reckless disregard by ADCM of its obligations and duties under the New Direct Investment Management.

  Until the New Direct Investment Management Agreement is approved by vote of the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) (the "Approval Date"), ADCM has no obligation to select new direct investments for investment by the Fund, its obligations under the New Direct Investment Management Agreement being limited to monitoring the direct investments held by the Fund on April 3, 2001. Upon receipt of such approval, ADCM will be obligated to seek new direct investment opportunities for the Fund under the New Direct Investment Management Agreement.

  Until the Approval Date, ADCM receives a fee for its services under the New Direct Investment Management Agreement computed weekly and payable monthly at an annual rate equal to 1.10% of the average weekly value of the assets of the Fund invested in direct investments on April 3, 2001.

  For its services under the New Direct Investment Management Agreement after the Approval Date, ADCM will receive a fee (the "New Direct Investment Management Fee"), computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the assets of the Fund invested in direct investments. This fee is higher than those paid by most other U.S. investment companies, primarily because of the considerable time and expense required in pursuing the Fund's objective of making direct investments in China companies.

  The New Direct Investment Management Agreement may be terminated at any time, without payment of any penalty, by the Fund or by ADCM upon sixty days' written notice or by vote of the stockholders of the Fund. The New Direct Investment Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

  Based on the portion of the Fund's net assets invested in Listed Assets, and the portion of the Fund's net assets invested in direct investments, as of April 20, 2001, the Fund would have paid aggregate management fees under the New Investment Advisory and Management Agreement and under the New Direct Investment Management Agreement at the annual rate of .87%, or US$1,268,764. This rate is lower than the rate at which the Fund paid HSBC Management under the Existing Investment Advisory and Management Agreement (from which HSBC Management paid HSBC Private Equity for management of the Fund's direct investments). Based on the portion of the Fund net assets invested in direct investments, a New Direct Investment Management Fee of US$300,000 would have been paid. While the Fund has allocated 25% of its assets for direct investments, at April 20, 2001, substantially less than 25% of its assets were invested in direct investments. If the full amount allocated to direct investment in the future were to be invested in direct investments, it is likely that the aggregate management fees paid by the Fund under the New Investment Advisory and Management Agreement and under the New Direct Investment Management Agreement would be at an annual rate greater than .87%.

  In the event that stockholders of the Fund do not approve the New Direct Investment Management Agreement, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Direct Investment Management Agreement.

Stockholder Approval

  To become effective, the New Direct Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

  The Board of Directors of the Fund recommends that you vote "FOR" approval of the New Direct Investment Management Agreement.

Fee Table and Pro Forma for the Fund as of October 31, 2000

  The table below provides information about the actual fees and expenses of the Fund as of October 31, 2000 and, on a pro forma as of that date, assuming that the New Investment Advisory and Management Agreement and the New Direct Investment Management Agreement had been in effect on such date, the estimated annualized fees and expenses of the Fund would have been:

                                                        Actual       Pro Forma
                                                        ------       ---------
Shareholder Transaction Expenses:
  Sales Load (as a percentage of offering price).......  None          None
  Dividend Reinvestment and Cash Purchase Plan Fees....  None          None
Annual Expenses (as a percentage of net assets):
  Management and Advisory Fees
    Fees paid by the Fund to the manager of the Fund's
     direct investments................................  None  (a)     0.22%
    Fees paid by the Fund to the manager of the Fund's
     listed assets.....................................  1.20%(b)      0.62%(c)
    Total Management and Advisory Fees.................  1.20%(a)(b)   0.84%(a)
  Distribution and Shareholder Servicing Fees..........  None          None
  Other Expenses.......................................  0.92%(d)      0.92%(d)
Total Annual Expenses..................................  2.12%         1.76%

--------
(a) For the year ended October 31, 2000, the Fund only paid a fee to the manager of the Fund's listed assets, which in turn paid a fee to the manager of the Fund's direct investments.
(b) During the period from March 13, 1998 to July 1, 2000, HSBC Management was entitled to receive a fee for its services at the annual rate of 1.25% of the Fund's average weekly net assets. Effective July 1, 2000, the fee paid to HSBC Management was reduced to an annual rate of 1.10% of the Fund's average weekly net assets. This calculation reflects the change in fees paid to HSBC Management.
(c) See "New Investment Advisory and Management Agreement" under Item 2 above and "New Direct Investment Management Agreement" under Item 3 above.
(d) The figures provided under "Other Expenses" are based upon amounts for the Fund's fiscal year ended October 31, 2000.

  The purpose of this table is to assist you in understanding the costs that the Fund will bear if the New Investment Advisory and Management Agreement and the New Direct Investment Management Agreement are approved by the stockholders.

                                   Example:

                                  Cumulative Expenses Paid for the Period of:
                                 ---------------------------------------------
                                   1 year    3 years     5 years    10 years
                                 ---------- ---------------------- -----------
The effect on the Fund's net
 assets based on a $1,000
 investment, assuming a 5%
 annual return:
  Under the current investment
   management and advisory
   arrangements.................      US$22      US$67      US$115      US$247
  If the New Investment Advisory
   and Management Agreement and
   the New Direct Investment
   Management Agreement are ap-
   proved.......................      US$18      US$56       US$96      US$209

  The Example set forth above assumes the absence of a sales load, reinvestment of all dividends and distributions at net asset value and expense ratios of 2.12% and 1.76%, respectively. The tables above and the assumption in the Example of a 5% annual return are required by the Securities and Exchange Commission (the "Commission") regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be greater or less than those assumed for purposes of the Example.

 (4) APPROVAL OR A REJECTION OF A PROPOSAL THAT THE STOCKHOLDERS RECOMMEND TO THE BOARD OF DIRECTORS THAT THE BOARD CONSIDER OPEN-ENDING THE FUND

  The Board recognizes that the Fund's shares have been trading at a discount to net asset value and that this is a matter of concern to stockholders. This is a subject that the Board reviews at each of its regular meetings. The Board is concerned by the discount and it has taken a number of steps to reduce or eliminate the discount, including through the initiation of a share repurchase program and its decision to change investment advisers. Another possible measure that the Board can take to reduce the discount is to open-end the Fund. The Board does not endorse open-ending the Fund, but it believes that stockholders should have the opportunity to express their views on this subject. The Board is submitting the open-ending resolution set forth below to the stockholders as a way to gauge the level of concern that stockholders have about the discount. The Board nevertheless believes, for the reasons discussed below, that open-ending is not in the best interests of stockholders and recommends that stockholders vote against the proposal. Approval of the resolution by stockholders will not in itself result in open-ending of the Fund, but will be considered by the Board, along with other factors, in determining what actions to take in respect of the discount.

Resolution

  RESOLVED, that the stockholders recommend that the Board of Directors consider open-ending the Fund.

Past Action Taken by Board to Reduce the Discount

  The Board of Directors has regularly considered, and on a number of occasions, has taken steps directed at reducing the discount and increasing stockholder value. The Board believes that by increasing stockholder value, the Fund's shares will become more attractive to investors, which should help to reduce the discount. The following is a discussion of actions taken by the Board during the last several years to increase stockholder value.

  On a number of occasions, the Board has acted to reduce the fees paid by the Fund to its service providers, or to replace service providers when it felt that another entity could better, and more economically, serve the interests of the Fund. For example, the Fund has terminated the arrangements with its Shareholder Servicing Agent on two different occasions in favor of a different entity that was able to provide services for a lesser fee. On March 15, 1996, the Board voted to terminate the services of Oppenheimer & Co., the Fund's Shareholder Servicing Agent at that time, and instead retained Dewe Rogerson in this capacity. This change in Shareholder Servicing Agents resulted in an estimated savings to the Fund of $16,000 per year. On March 9, 2000, the Board voted to terminate the services of Dewe Rogerson and to retain the services of Corporate Investor Communications as the Fund's new Shareholder Servicing Agent. This most recent change in Shareholder Servicing Agents resulted in estimated savings to the Fund of $72,000 per year. The Board of Directors also reduced the fees of HSBC Management several times during the course of the Fund's history. Since the Fund's inception, the fees paid to HSBC Management were reduced through several reductions from 1.50% to 1.10% of the Fund's average net assets.

  Also, as discussed in this Proxy Statement, the Board has terminated the Former Direct Investment Management Agreement and has given notice of termination with respect to the Existing Investment Advisory and Management Services Agreement. The Board believes that, if the proposed new advisory arrangements are approved by the stockholders, the Fund's investment performance will be enhanced. The Board believes that, by increasing stockholder value by taking these steps, it is making the Fund's shares more attractive to investors, which should help to reduce the discount.

  As mentioned above, the Board also adopted a share repurchase program in September 1998. Under this program, the Fund was authorized to repurchase up to $15 million of the Fund's outstanding shares over a period not to exceed one year. The purpose of the program was to increase stockholder value by purchasing shares at a discount and to reduce the discount to net asset value at which the Fund's shares traded. The Board believes that, the share repurchase program succeeded in temporarily reducing the discount to net asset value of Fund shares.

Explanation of Closed-End Funds vs. Open-End Funds

  You may find the following background information useful in your consideration of Proposal 4. Additional information concerning differences between closed-end and open-end funds is set forth in the discussion of Proposal 4 below.

  A closed-end fund like the Fund does not issue new shares or redeem shares each day. Instead, the Fund's shares trade freely on the New York Stock Exchange (the "NYSE") like those of any public company. Supply and demand forces and other factors influence the market prices of the Fund's shares. Just as an industrial company's shares can trade above or below book value, the Fund's shares can trade at levels above their net asset value (called a "market premium") or below their net asset value (called a "market discount").

  In contrast, an open-end fund's shares are not traded on any stock exchange. Stockholders obtain liquidity by selling their shares back to the fund at their net asset value (called a "redemption"). By law, an open-end fund must stand ready to redeem its shares on any business day with no advance notice. The open-end fund must continuously offer and sell new shares to offset these redemptions. Otherwise, the open-end fund will become too small to invest in an adequately diversified portfolio, and its fixed expenses will become a heavy burden on investment returns.

  Both the closed-end and open-end fund formats have advantages. The open-end format works well when investing in highly liquid securities, presented as part of a broad family of open-end funds having a variety of investment objectives, offered with stockholder services such as exchange privileges, and sold through an established broker or direct distribution network.

  The closed-end format is especially well suited for specialty investing, such as in the stocks of companies in a particular foreign country or region. As many of those securities are relatively illiquid, the closed-end format frees the portfolio manager or managers to concentrate on investments, rather than holding part of the assets in easier-to-sell securities to meet redemptions. For these situations the closed-end format is more suitable.

Certain Effects of Conversion on the Fund

  In addition to the inherent characteristics of open-end investment companies described above, the Fund's conversion to an open-end fund potentially would have the consequences described below.

  ELIMINATION OF DISCOUNT AND PREMIUM. Open-end funds are required to redeem their shares at a price based upon their then-current net asset value (except under certain circumstances, such as when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act). The open-end fund structure thus precludes the possibility of the open-end fund's shares trading at a discount from, or a premium to, net asset value. Open-end funds generally are required to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. Net asset values of most open-end funds are published daily by leading financial publications. The shares of closed-end investment companies, on the other hand, are bought and sold in the securities markets at prevailing market prices, which may be equal to, less than, or more than net asset value.

  Upon conversion of the Fund to an open-end investment company, stockholders who wished to realize the value of their shares would be able to do so by redeeming their shares at net asset value (less a redemption fee, which may be imposed by the Fund). As a result, the discount from net asset value at which the Fund's shares currently trade on the NYSE would be eliminated. Conversion also would eliminate, however, any possibility that the Fund's shares could trade at a premium over net asset value and could result in the potential adverse effects on the Fund's portfolio management and expense ratio, as discussed below.

  RAISING CAPITAL. A closed-end fund trading at a discount may not be able to raise capital through share sales (other than through a rights offering) when it believes further investment would be advantageous, because the 1940 Act restricts the ability of a closed-end fund to sell its shares at a price below net asset value. Open-end funds, on the other hand, are priced at net asset value and therefore can sell additional shares at any time. This ability to raise new money can achieve greater economies of scale and improve investment management by making more capital available for investment.

  ELIMINATION OF ANNUAL STOCKHOLDER MEETINGS. As a closed-end fund listed on the NYSE, the Fund is subject to NYSE rules requiring annual meetings of stockholders. Unlike the Fund, open-end funds are not required to hold annual stockholder meetings, except in special circumstances where stockholder approval is required under the 1940 Act. Consequently, the Fund would save the annual fees associated with annual stockholder meetings and the annual exchange listing fees. (See "Registration of Securities" below.)

Your Board of Directors urges you to vote "against" Proposal 4.

  The Board of Directors certainly understands, as described above, that if the Fund were open-ended the ability of stockholders to redeem their shares at net asset value less the applicable redemption fee, if any, and the fact that the Fund's shares would not trade at a discount or a premium would benefit certain stockholders. Nevertheless, your Board of Directors does not believe that open-ending the Fund would benefit stockholders generally, particularly longer-term stockholders, and is strongly opposed to Proposal 4 for the following reasons:

  NEED TO ELIMINATE OR SUBSTANTIALLY REDUCE INVESTMENTS IN DIRECT INVESTMENTS. If the Fund were converted to an open-end fund, it would not be permitted to have more than 15% of the value of its net assets invested in illiquid securities. As a result, the Fund would need to substantially reduce or eliminate its direct investment activities, which the Board of Directors considers to be one of the unique features of the Fund.

  POTENTIAL INCREASE IN EXPENSE RATIO AND DECREASE IN SIZE. Conversion to an open-end fund would raise the possibility of the Fund's suffering substantial redemptions of its shares, particularly in the period immediately following the conversion. Unless the Fund was able to retain a distributor to sell its shares that was able to generate sales of new shares sufficient to offset these redemptions, the asset size of the Fund would shrink. Because certain of the Fund's operating expenses are fixed or substantially fixed, a decrease in the Fund's asset size would likely increase the ratio of its operating expenses to its income and net assets and thereby decrease the Fund's net income available for dividends.

  If the Fund were to experience substantial redemptions of its shares following its conversion to an open-end fund, it would likely be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. Also, unless the Fund were able to develop an effective distribution system for the sale of its shares, the Fund may be faced with a possible need to liquidate because the Fund could become too small. Any sale of portfolio securities effected to fund redemption obligations would be a taxable transaction. Neither the Fund nor its stockholders will realize any gain or loss for tax purposes as a direct result of the Fund's conversion. However, the stockholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater of less than the respective adjusted tax basis of their shares. (See "Capital Gains" below.)

  PORTFOLIO MANAGEMENT. As noted above, a closed-end fund operates with a relatively fixed capitalization, while the capitalization of an open-end fund fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Most open-end funds maintain reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end funds do not have to meet redemptions, their level of cash reserves depends primarily on the investment manager's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. As an open-end fund, the Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, and such sales may be expected to occur under unfavorable market conditions. While the Fund is a closed-end fund, however, neither of the Fund's investment advisers are required to liquidate portfolio holdings at inopportune times, and can manage the Fund's portfolio with a greater emphasis on long-term considerations.

  CAPITAL GAINS. The treatment of capital gains required under U.S. tax law could be very onerous to non-redeeming stockholder in the event of the Fund's conversion to an open-end fund. To raise cash to satisfy redeeming stockholders, the Fund may be required to sell portfolio securities to satisfy redemption requests. If the Fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds unless the fund distributes net capital gain to all stockholders, in which case the stockholders would be subject to tax on such gain. In the event of the Fund's conversion to an open-end fund, two negative results may occur: first, because the Fund would sell securities, non-redeeming stockholders would recognize a greater amount of capital gain than would be the case if the Fund held such securities; and, second, to make the capital gains distribution necessary to avoid capital gain recognition by the Fund, the Fund may need to sell additional portfolio securities, thereby reducing further the size of the Fund and, possibly, creating additional capital gain.

  DISTRIBUTION COSTS. Open-end funds typically provide more service to stockholders and incur correspondingly higher servicing expenses. For example, if the Fund converts to open-end status, it will need to have an effective distribution system in place in order to avoid erosion in its asset base through redemption. The distribution and marketing of open-end funds involve additional costs. These costs may be paid either by purchasers (in the case of a front-end sales charge) or by current stockholders (in the case of a plan of distribution adopted under Rule 12b-1 (a "12b-1 Plan"), which would require approval by stockholders). Implementation of a 12b-1 Plan would provide for payments by the Fund at an annual rate ranging from 0.25% to 1.00 of the Fund's average net assets. Redemption fees and contingent deferred sales charges may also be employed.

  DELISTING OF THE FUND. The Fund's shares currently are listed and traded on the NYSE (Symbol: CHN). If the Fund converts to an open-end fund, its shares would immediately be delisted from the NYSE. Delisting would save the Fund the annual exchange listing fees of approximately $35,000; but, the Fund would have to pay federal and state registration fees on sales of new shares. Any net savings or increased cost to the Fund because of the different expenses is not expected to materially affect the Fund's expense ratio.

  CONVERSION COSTS. The process of converting the Fund to an open-end investment company would involve legal and other expenses to the Fund, estimated to be approximately US$300,000. Based on the Fund's total net assets as of April 30, 2001 and its expenses for the first six months of fiscal year 2001 on an annualized basis, it currently is anticipated that conversion costs would increase the Fund's expense ratio by approximately 0.46% in the year of conversion.

Conclusion

  For all the foregoing reasons, the Board of Directors strongly believes that, notwithstanding the benefit which those stockholders who would wish to redeem their shares over the short term would derive from open-ending the Fund, on balance the best interests of the Fund and its stockholders would be substantially disserved by such action. The Board of Directors does not believe that the Fund could operate in open-end form in a manner consistent with the reasonable expectations, or more broadly, the best interests of its stockholders.

  The Board of Directors of the Fund recommends that you vote "against" the proposal that the Stockholders recommend to the Board of Directors that the Board consider open-ending the Fund.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of February 9, 2001. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

   Title or        Name and Address of         Amount and Nature of   Percent
    Class           Beneficial Owner           Beneficial Ownership   of Class
   --------   ----------------------------   ------------------------ --------
 Common Stock President and Fellows of       Has sole power to vote     15.3%
              Harvard College c/o Harvard    and dispose of 1,537,201
              Management Company, Inc. 600   shares.
              Atlantic Avenue Boston, MA
              02210

                                 MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph, by officers of the Fund or personnel of the Administrator. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$4,500. The expenses connected with the solicitation of proxies including proxies solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 15, 2001, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the Annual Meeting of Stockholders of the Fund to be held in March 2002 must be received by the Fund, c/o State Street Bank and Trust, not later than October 11, 2001 in order to be included in the Fund's proxy statement and proxy card related to that meeting and presented at the meeting.

  A stockholder who wishes to make a proposal at the March 2002 Annual Meeting of Stockholders without including the proposal in the Fund's proxy statement must notify the Fund, at the Fund's offices, of such proposal before January 10, 2002 and after December 11, 2001. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors of the Fund for the March 2002 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

                                          By order of the Board of Directors,


                                          /s/ Thomas R. Callahan

                                          Thomas R. Callahan
                                          Secretary

452 Fifth Avenue
New York, New York
May 24, 2001

                                  APPENDIX A

                             The China Fund, Inc.

                            AUDIT COMMITTEE CHARTER

Objectives:

I. The Board of Directors (the "Board") of the Fund has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

    (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

    (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

    (c) to act as a liaison between the Fund's independent auditors and the full Board.

II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

Responsibilities:

I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

    (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

    (b) To meet with Fund's independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors render to the Board and shareholders;

    (c) to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

    (d) to review the fees charged by the auditors for audit and non-audit services;

    (e) to investigate improprieties or suspected improprieties in fund operations;

    (f) to review the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics;

    (g) to report its activities to the full Board on a regular basis and to made such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

    (h) to review this Charter and recommend any changes to the full Board.

II. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of the Fund and with representatives of the management company and other service providers responsible for financial reporting and controls.

III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

December 9, 1999

                                  APPENDIX B

             FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

  Agreement, dated as of June    , 2001 between THE CHINA FUND, INC., a
Maryland corporation (the "Fund"), and Martin Currie Global Investors Ltd., a company incorporated in Scotland, and regulated in the conduct of its investment business by the Investment Management Regulatory Organization Limited ("IMRO") (the "Investment Manager").

  WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

  WHEREAS, the Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities of China companies (as that term is defined in the Prospectus, dated July 10, 1992 (the "Prospectus") contained in the Fund's Registration Statement on Form N-2 (File No. 33-47965) (the "Registration Statement")). The Fund is also permitted to invest, pursuant to an amendment to the Fund's investment policies adopted by the Fund's Board of Directors, up to 10% of its net assets in companies located in Taiwan; and

  WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to the Fund's assets other than those Fund assets invested in direct investments (as that term is defined in Section 1c) below), and the Investment Manager is willing to render such services.

  NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:

  1. Appointment of Investment Manager. (a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

    (i) Other than with respect to the portion of the Fund's assets invested in direct investments, make all investment decisions for the assets of the Fund (the "Listed Assets") and to manage the investment and reinvestment of the Listed Assets in accordance with the investment objective and policies of the Fund, as set forth in the Fund's Prospectus, and as such investment objective and policies are amended from time to time by the Fund's Board of Directors, and subject always to the restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or restated from time to time, the provisions of the 1940 Act and the Fund's investment objective and policies and investment limitations, as the same are set forth in the Fund's Prospectus and as may be amended from time to time by the Fund's Board of Directors. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. It is understood and acknowledged that no assurance has been or can be provided that the investment objective of the Fund can or will be achieved. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund's Listed Assets and, with respect to the Fund's Listed Assets, to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it, and in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund's Listed Assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to seek to use its best efforts to obtain for the Fund the most favorable net results available ("best execution"). In using its best efforts to obtain for the Fund best execution, the Investment Manager shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Fund may communicate to the Investment Manager in writing, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable. Subject to these requirements and the provisions of the 1940 Act, the U.S. Securities Exchange Act of 1934 and any other applicable provisions of law, nothing shall prohibit the Investment Manager from selecting brokers or dealers with which it or the Fund is affiliated;

    (ii) Prepare and make available to the Fund research and statistical data in connection therewith; and

    (iii) Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund.

  (b) The Investment Manager accepts such employment and agrees during the term of this Agreement to render such services, to permit any of its directors, officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations set forth herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  (c) The Fund and the Investment Manager hereby acknowledge that the Fund has allocated 25% of the net proceeds of the Offering (as defined in the Prospectus) less 25% of the aggregate repurchase price of any shares of the Fund's Common Stock repurchased by the Fund to direct investments; provided, however, that such allocation shall be subject to review and modification by the Board of Directors of the Fund (the "Direct Investment Amount"). The portion of the Direct Investment Amount as is actually invested in direct investments shall be managed by such entity as may be appointed by the Fund to manage the assets of the Fund other than the Listed Assets (the "Direct Investment Manager") in accordance with the terms of a separate investment management and advisory services agreement entered into by and between the Fund and the Direct Investment Manager (the "Direct Investment Management Agreement"). The portion of the Direct Investment Amount as is not actually invested in direct investments shall be treated as Listed Assets to be managed by the Investment Manager pursuant to the terms of this Agreement. For purposes of this Agreement, a "direct investment" is any investment made under the direction of the Direct Investment Manager, which as of the date of this Agreement, consists of New World Sun City Ltd., A-S China Plumbing Products Ltd., Siu Fung Ceramics Concepts Ltd., Road King Infrastructure Ltd and Moulin International Holdings Limited. Whenever the Direct Investment Manager shall recommend the investment of Fund assets in a direct investment, the Direct Investment Manager shall notify the Investment Manager as to the amount of Fund assets sought to be invested in such direct investment, and the Investment Manager shall, within ten business days thereafter (or such other period of time as the Fund may direct in writing, but such period may not be less than 10 business days), liquidate sufficient portfolio securities to realize such amount and make the net proceeds thereof available for investment in such direct investment. Upon the sale of a direct investment, the Direct Investment Manager shall make the net proceeds thereof available as soon as reasonably practicable for investment pursuant to this Agreement by the Investment Manager.

  2. Compensation. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Investment Manager, a fee in accordance with the schedule set forth as Exhibit A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

  3. Investment in Fund Stock. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund other than for investment.

  4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Investment Manager or any of its affiliates from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Chinese equity securities, so long as the Investment Manager's services to the Fund pursuant to this Agreement are not materially impaired thereby. The Investment Manager is not obligated to purchase or sell for the Fund any security which the Investment Manager or its affiliates may purchase or sell for their own accounts or other clients.

  5. Standard of Care; Indemnification. The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager. In no event will the Investment Manager have any responsibility for any portion of the Fund other than the Listed Assets or for the acts or omissions of the Direct Investment Manager or any other adviser to the Fund. In particular, the Investment Manager shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction or instruction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if the Listed Assets are such that the Listed Assets would not be in such violation or fail to qualify if the Listed Assets were deemed a separate series of the Fund or a separate "regulated investment company" under the Code.

  The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an "Indemnified Party"), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

  6. Allocation of Charges and Expenses. (a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's Directors who are directors, officers or employees of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of Directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof.

  (b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: fees of the Direct Investment Manager; legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, sub-custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund's dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

  7. Potential Conflicts of Interest. (a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

  (b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and such other clients in a manner believed by the Investment Manager to be equitable to each entity.

  8. Compliance with IMRO requirements. In order for the Investment Manager to comply with the requirements of conducting an investment advisory business imposed upon it by IMRO, the Fund and the Investment Manager will execute a Terms of Business Letter, as such term is defined under the IMRO rules. The Terms of Business Letter will serve as the Fund's acknowledgement that the Investment Manager has made to the Fund certain prescribed disclosures as required by IMRO.

  9. Duration and Termination. (a) This Agreement shall be effective for a period of two years from the date hereof and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a vote of a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities.

  (b) This Agreement may nevertheless be terminated at any time, without payment of penalty by the Fund or by the Investment Manager, by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding securities upon 60 days' written notice or by vote of the shareholders. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. This Agreement shall also be automatically terminated if the Investment Manager ceases to be a member of IMRO or any successor organization or if the Investment Manager is required to terminate the Agreement on IMRO's instructions.

  (c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Investment Manager's right of indemnification under Section 5.

  As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

  10. Amendment. This Agreement may be amended by mutual agreement, but only after authorization of such amendment if required by the 1940 Act or other applicable law, by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

  11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  12. Notices. Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days' notice to the other specified another address) be made or delivered to that other person at the following relevant address:

    If to the Investment Manager:

      Martin Currie Global Investors Ltd.
      Saltire Court
      20 Castle Terrace
      Edinburgh
      EH12ES
      Attention: Julian Livingston
      Telephone No.: 44-131-229-5252
      Facsimile No.: 44-131-222-2553

    With copies to:

      Ropes & Gray
      One International Place
      Boston, MA 02110
      Attention: J.B. Kittredge, Jr.
      Telephone No.: 617-951-7000
      Facsimile No.: 617-951-7050

    If to the Fund:

      The China Fund, Inc.
      c/o State Street Bank and Trust Company
      P.O. Box 1713
      Boston, Massachusetts 02105
      Attention: Ann Casey
      Telephone No.: 617-662-2797
      Facsimile No.: 617-662-3732

    With copies to:

      Clifford Chance Rogers & Wells LLP
      200 Park Avenue
      New York, New York 10166-0153
      Attention: Leonard B. Mackey, Jr.
      Telephone No.: 212- 878-8000
      Facsimile No.: 212-878-8375

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail within two days if both the sender and the addressee are in Edinburgh and within 10 days if the sender and/or the addressee are outside Edinburgh and the letter is sent by prepaid airmail, and shall if made by telex be deemed to have been received when acknowledged by the addressee's correct answer back code, and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by telex or facsimile was posted the same day as the notice was served by electronic means.

  13. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

  14. Representation and Warranty of the Investment Manager. The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and that it will use its reasonable efforts to maintain effective such registration during the term of this Agreement.

  15. Representation and Warranty of the Fund. The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

  16. Provision of Certain Information by the Fund. The Fund shall furnish the Investment Manager with copies of the Fund's Articles of Incorporation, By-laws and Registration Statement on Form N-2, as amended or restated from time to time, any press releases made by the Fund and any reports made by the Fund to its shareholders, as soon as practicable after such documents become available. The Fund shall not be bound by the terms of these documents until delivered to the Investment Manager in accordance with Section 11 herein. The Fund shall furnish the Investment Manager with any further documents, materials or information that the Investment Manager may reasonably request to enable it to perform its duties pursuant to this Agreement.

  17. Press Releases, Reports, Other Disclosures. Any reports, press releases or other disclosures made by the Fund which contain statements of the Direct Investment Manager about the Investment Manager or about the management of assets by the Investment Manager shall be subject to the prior approval of the Investment Manager.

  18. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of the remaining portions of this Agreement.

  19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

  IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                          The China Fund, Inc.

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          Martin Currie Global Investors, Ltd.

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                   Exhibit A

                                 Fee Schedule

  The Investment Manager shall receive a fee for its services under the Agreement, computed weekly and payable monthly, at the annual rates as set forth below:

    --1.00% of the first $25,000,000 of the Fund's average weekly net assets consisting of Listed Assets;

    --0.90% of the next $25,000,000 of the Fund's average weekly net assets consisting of Listed Assets;

    --0.70% of the next $25,000,000 of the Fund's average weekly net assets consisting of Listed Assets; and

    --0.50% of the Fund's average weekly net assets for all Listed Assets in excess of $75,000,000.

  The net asset value of the Listed Assets shall be determined in the manner provided in the Fund's Registration Statement on Form N-2.

                                  APPENDIX C

                FORM OF DIRECT INVESTMENT MANAGEMENT AGREEMENT

  Agreement, effective as of       , 2001, by and between THE CHINA FUND,
INC., a Maryland corporation (the "Fund") and ASIAN DIRECT CAPITAL MANAGEMENT, a company incorporated under the laws of the Cayman Islands ("ADCM" or the "Direct Investment Manager").

  WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

  WHEREAS, the Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing its assets primarily in equity securities of China companies (as that term is defined in the Prospectus dated July 10, 1992, (the "Prospectus") contained in the Fund's Registration Statement on Form N-2 (File No. 33-47965) (the "Registration Statement")). The Fund is also permitted to invest, pursuant to an amendment to the Fund's investment policies adopted by the Fund's Board of Directors, up to 10% of its net assets in companies located in Taiwan; and

  WHEREAS, the Fund desires to retain the Direct Investment Manager to render investment management services with respect to the Fund's assets invested in direct investments (as that term is defined in the Prospectus), and the Direct Investment Manager is willing to render such services.

  NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and among the parties hereto as follows:

  1. Appointment of Direct Investment Manager. (a) The Fund hereby employs the Direct Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

    (i) Manage the portion of the Fund's assets invested in direct investments, including furnishing advice and making recommendations regarding the purchase and sale of the Fund's assets allocated to direct investments, and making direct investments on behalf of the Fund in accordance with the investment objective and policies of the Fund, as set forth in the Prospectus and as such investment objective and policies are amended from time to time by the Board of Directors, and subject always to the restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or restated from time to time, the provisions of the 1940 Act and the Fund's investment objective and policies and investment limitations, as the same are set forth in the Prospectus. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Direct Investment Manager thereof, the Direct Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Direct Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund's direct investments and, with respect to the Fund's direct investments, to monitor the execution of transactions and the settlement and clearance of the Fund's securities transactions in direct investments. By and in connection therewith, the Direct Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund's direct investments as to deliveries of securities and payments of cash for the account of the Fund;

    (ii) Identify regulatory and other governmental requirements applicable to the Fund in connection with the Fund's direct investment program; and

    (iii) Provide information regarding corporate actions, repatriation restrictions, currency restrictions and other matters as may be requested by the Fund.

  (b) The Direct Investment Manager accepts such employment and agrees during the term of this Agreement to render such services, to permit any of its directors, officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations set forth herein for the compensation herein provided. The Direct Investment Manager shall for all purposes herein provided be deemed to be an independent contractor, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  (c) The Fund hereby acknowledges that it has allocated 25% of the net proceeds of the Offering (as defined in the Prospectus) less 25% of the aggregate repurchase price of any shares of the Fund's Common Stock repurchased by the Fund to direct investments; provided, however, that such allocation shall be subject to review and modification by the Board of Directors of the Fund and that the Board of Directors shall advise the Direct Investment Manager in writing prior to inception of the Direct Investment Manager's services under this Agreement and upon any such modification of the aggregate amount of the Fund's assets allocated to direct investments (the "Direct Investment Amount"). For purposes of determining the portion of the Fund's assets invested in direct investments, such assets shall be valued at their cost (i.e., the amount expended by the Fund to acquire them) rather than their then current value or on such other basis as may be agreed by the Direct Investment Manager and the Fund. Such assets shall be managed by such entity as may be appointed by the Fund to manage the assets of the Fund other than the Fund's direct investments (the "Investment Manager") in accordance with the terms of a separate investment management and advisory services agreement entered into by and between the Fund and the Investment Manager (the "Management Agreement") prior to their investment in direct investments. Whenever the Direct Investment Manager shall recommend the investment of Fund assets in a direct investment, the Direct Investment Manager shall notify the Investment Manager as to the amount of Fund assets sought to be invested in such direct investment, and the Investment Manager shall, within ten business days thereafter (or such other period of time as the Fund may direct in writing), liquidate sufficient portfolio securities to realize such amount and make the net proceeds thereof available for investment in such direct investment. Upon the sale of a direct investment, the Direct Investment Manager shall make the net proceeds thereof available as soon as reasonably practicable for investment pursuant to the Management Agreement by the Investment Manager.

  2. Compensation. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Direct Investment Manager a fee computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the assets of the Fund invested in direct investments.

  3. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Direct Investment Manager from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in direct investments in China companies (as defined in the Prospectus), so long as the Direct Investment Manager's services to the Fund are not impaired thereby.

  4. Standard of Care; Indemnification. The Direct Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Direct Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Direct Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Direct Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Direct Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Direct Investment Manager.

  The Fund agrees to indemnify and hold harmless the Direct Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an "Indemnified Party"), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

  5. Allocation of Charges and Expenses. The Direct Investment Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Direct Investment Manager shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's Directors who are directors, officers or employees of the Direct Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Direct Investment Manager, shall bear travel expenses or an appropriate fraction thereof of Directors and officers of the Fund who are directors, officers or employees of the Direct Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof.

  6. Potential Conflicts of Interest. (a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Direct Investment Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Direct Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

  (b) If the Direct Investment Manager considers the purchase or sale of direct investments for the Fund and other advisory clients of the Direct Investment Manager at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and such other clients in accordance with guidelines adopted by the Board of Directors of the Fund.

  7. Effective Date, Duration and Termination. (a) This Agreement shall become effective for a period of two years from the date hereof and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a vote of a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Direct Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Direct Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of either the Fund's Board of Directors or the Fund's outstanding voting securities.

  (b) This Agreement may nevertheless be terminated at any time without payment of penalty by the Fund or by the Direct Investment Manager upon 60 days' written notice or by vote of the Fund's stockholders. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Direct Investment Manager's business shall not be deemed to be an assignment for the purposes of this Agreement.

  (c) Termination of this Agreement shall not (i) affect the right of the Direct Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Direct Investment Manager's right of indemnification under
Section 4.

  As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

  8. Amendment. This Agreement may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and
(ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Direct Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

  9. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  10. Notices. Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days' notice to the other specified another address) be made or delivered to that other person at the following relevant address:

    If to the Direct Investment Manager:

      Asian Direct Capital Management
      48th Floor, Bank of China Tower
      1 Garden Road
      Hong Kong
      Attention: Raymond Hood
      Facsimile No.: (852) 2103 0279
      Telephone No.: (852) 2103 0276

    With a copies to:

      State Street Global Advisors
      Two International Place- 34th Floor
      Boston, MA 02110
      Attention: Compliance
      Facsimile No.: (617) 664-6174

    If to the Fund:

      The China Fund, Inc.
      c/o State Street Bank and Trust Company
      P.O. Box 1713
      Boston, Massachusetts 02105
      Attention: Ann Casey
      Facsimile No.: (617) 662-3732
      Telephone No.: (617) 662-2797

    With a copy to:

      Clifford Chance Rogers & Wells LLP
      200 Park Avenue
      New York, New York 10166
      U.S.A.
      Attention: Leonard B. Mackey, Jr.
      Facsimile No.: (212) 878-8375
      Telephone No.: (212) 878-8000

If to the Investment Manager: Contact Information to be provided in writing by the Fund to the
                        Direct Investment Manager from time to time.

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail, within two days if both the sender and the addressee are in Hong Kong and, within 10 days, if the sender and/or the addressee are outside Hong Kong and the letter is sent by prepaid airmail and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by telex or facsimile was posted the same day as the notice was served by electronic means.

  11. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Direct Investment Manager or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as sat forth in this Agreement.

  12. Representation and Warranty of the Direct Investment Manager. ADCM represents and warrants that (a) it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended; (b) that it will use its reasonable efforts to maintain effective its registration during the term of this Agreement; and (c) that it is eligible to manage the assets of the Fund under the Companies Law of the Cayman Islands.

  13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  14. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

  IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                          The China Fund, Inc.

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          Asian Direct Capital Management

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                                                     CIHFM-PS-01

                             THE CHINA FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders--June 15, 2001

The undersigned stockholder of The China Fund, Inc. (the "Fund") hereby appoints Thomas R. Callahan and Glenn Francis, or either of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance Rogers & Wells LLP, Conference Room L, 53rd Floor, 200 Park Avenue, New York, New York 10166 at 10:00 a.m., local time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of proposals 1, 2 and 3, and against proposal 4, as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 24, 2001.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

---------------------------------               --------------------------------

---------------------------------               --------------------------------

---------------------------------               --------------------------------

PLEASE MARK VOTES
AS IN THIS EXAMPLE

----------------------------------------------------

               THE CHINA FUND, INC.                            1.  To elect a Class I Director to       For all    With-   For All
                                                                   serve a term expiring on the date    Nominees   hold    Except
----------------------------------------------------               on which the annual meeting is         [ ]      [ ]      [ ]
                                                                   held in 2003 and to elect
                                                                   two Class II Directors to serve a
                                                                   term expiring on the date on which
                                                                   the annual meeting is held in 2004.

                                                                   Class I
                                                                   James J. Lightburn

                                                                   Class II
                                                                   Michael F. Holland
                                                                   Burton Levin


CONTROL NUMBER:                                                    If you do not wish your shares voted "For" a particular
RECORD DATE SHARES:                                                nominee, mark the "For All Except" box and strike a line
                                                                   through that particular nominee's name.  Your shares will be voted for the remaining nominee(s).

                                                                                                          For     Against  Abstain
                                                               2.  To approve a new Investment
                                                                   Advisory and Management Agreement      [ ]       [ ]      [ ]
                                                                   between the Fund and Martin Currie
                                                                   Global Investors, Ltd.

                                                                                                          For     Against  Abstain
                                                               3.  To approve a new Direct Investment
                                                                   Management Agreement between the       [ ]       [ ]      [ ]
                                                                   Fund and Asian Direct Capital
                                                                   Management.

                                                                                                          For     Against  Abstain
                                                               4.  To approve a proposal that the
                                                                   stockholders recommend to the          [ ]       [ ]      [ ]
                                                                   Board of Directors that the Board
                                                                   consider open-ending the Fund.


Please be sure to sign and date this Proxy.           Date         Mark box at right if an address change or comment has
-----------------------------------------------------------        been noted on the reverse side of this card.             [ ]


-----------------------------------------------------------
Stockholder sign here                   Co-owner sign here

DETACH CARD                                                     DETACH CARD

                             THE CHINA FUND, INC.

     Dear Stockholder,

     Please take note of the important information enclosed with this Proxy Card. There are a number of issues related to the management and operations of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your stock.

     Please mark the boxes on this proxy card to indicate how your stock will be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Stockholders, which is scheduled to be held on June 15, 2001.

     Thank you in advance for your prompt consideration of these matters.

     Sincerely,

     The China Fund, Inc.